Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 10 dated January 17, 2014

To

Prospectus dated June 12, 2013

    This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated June 12, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

    Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

    Since commencing our continuous public offering on July 2, 2012 and through January 16, 2014, we received and accepted subscriptions in our offering for approximately 17,773,900 shares of our common stock at an average price per share of $10.11, for corresponding gross proceeds of approximately $179,725,000, including shares purchased by our affiliates and proceeds from our amended and restated distribution reinvestment plan.

DISTRIBUTIONS

    On January 15, 2014, our board of directors (the “Board”) declared one cash distribution of $0.030100 per share and a second cash distribution of $0.039375 per share (each an annualized rate of 7.00% based on our current $10.32 per share public offering price).  Both distributions will be paid on February 5, 2014, the first to shareholders of record on January 15, 2014 and the second to shareholders of record on February 4, 2014.

    The amount of the second cash distribution of $0.039375 per share includes four additional distribution days through February 4, 2014 in connection with our change from semi-monthly to weekly closings on the sale of shares pursuant to our continuous public offering.

    In addition, on January 15, 2014, the Board declared three regular weekly cash distributions of $0.013895 per share each (an annualized rate of 7.00% based on our current $10.32 per share public offering price).  All of the regular weekly cash distributions of $0.013895 per share will be paid on February 26, 2014 to shareholders of record on February 11, February 18 and February 25, 2014.

    The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

    We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings, although a portion of our distributions to shareholders may be deemed to constitute a return of capital for tax purposes. We have not established limits on the amount of funds we may use from available sources to make distributions. For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from IIG, which are subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG has no obligation to provide expense reimbursements to us in future periods.